EXHIBIT 10.10.1












                 SECOND SUPPLEMENTAL INDENTURE


                 dated as of January 15, 1997


                              to


                        TRUST INDENTURE


                   dated as of July 31, 1996


                             among


              PANDA-ROSEMARY FUNDING CORPORATION,


                     PANDA-ROSEMARY, L.P.,


                              and


                FLEET NATIONAL BANK, AS TRUSTEE










                       TABLE OF CONTENTS


                                                          Page


                           ARTICLE I

                          AMENDMENTS

     SECTION 1.1  AMENDMENT OF SECTION 6.22.               1
     SECTION 1.2  AMENDMENT OF SECTION 12.2.               2

                          ARTICLE II

                         MISCELLANEOUS

     SECTION 2.1  EXECUTION OF SUPPLEMENTAL INDENTURE.     2
     SECTION 2.2  CONCERNING THE TRUSTEE.                  2
     SECTION 2.3  COUNTERPARTS.                            3
     SECTION 2.4  GOVERNING LAW.                           3
     SECTION 2.5  DEFINITIONS.                             3

     SECOND SUPPLEMENTAL INDENTURE, dated as of January 15, 1997, to the Trust Indenture, dated as of July 31, 1996 and supplemented by a First Supplemental Indenture of the same date (the "Indenture"), among PANDA-ROSEMARY FUNDING CORPORATION, a Delaware corporation (the "Company"), its executive office and mailing address being at 4100 Spring Valley Road, Suite 1001, Dallas, Texas 75244, PANDA-ROSEMARY, L.P., a Delaware limited partnership (the "Partnership"), its executive office and mailing address being at 4100 Spring Valley Road, Suite 1001, Dallas, Texas 75244, and FLEET NATIONAL BANK, a national banking association established under the laws of the United States (the "Trustee"), its corporate trust office and mailing address being at 777 Main Street, Hartford, Connecticut 06115.

                          WITNESSETH:

     WHEREAS, the Company, the Partnership and the Trustee have heretofore executed and delivered the Indenture and, pursuant to the Indenture, the Company has issued its 85/8% First Mortgage Bonds due 2016 in the aggregate principal amount of $111,400,000 (the "Initial Bonds");

     WHEREAS, Section 12.2 of the Indenture provides that the Company, the Partnership and the Trustee may enter into indentures supplemental to the Indenture for, among other things, the purpose of changing the provisions of the Indenture;

     WHEREAS,  the Company has requested the Trustee  and  the
Partnership  to enter into this Second Supplemental  Indenture for  the purpose of amending in certain respects Section  6.22 and Section 12.2 of the Indenture;

     WHEREAS, each of the holders of the Initial Bonds has consented to the execution and delivery of this Second
Supplemental Indenture; and

     WHEREAS, all acts and things necessary to make this instrument a valid and binding supplemental indenture according to its terms, have been done and performed, and the execution of this Second Supplemental Indenture have in all respects been duly authorized.

     NOW, THEREFORE, in consideration of the premises and the agreements herein contained and other good and valuable consideration, the parties agrees as follows:

ARTICLE HEADINGS ARE CODED FOR TOC USING THE HEADING 1 STYLE. SUBSECTION HEADINGS ARE CODED USING THE HEADING 2 STYLE. DO NOT RECODE THESE HEADINGS WITH FIELD CODES. USE FIELD CODES ONLY WHEN SUBHEADINGS ARE A PART OF THE PARAGRAPH WITH THE TEXT.


                           ARTICLE 1

                           AMENDMENT

     Section 1.1    Amendment of Section 6.22.

     Clauses (i) and (ii) of Section 6.22 of the Indenture are
hereby  deleted  in  their  entirety  and  the  following   is
substituted therefor:

            "(i) amounts deposited in the Interest Account of the Debt Service Fund shall be equal to or greater than the sum of (A) the aggregate interest payments due on all of the Bonds and Additional Permitted Debt within the next succeeding three month period and (B) if no payment is due with respect to interest on Additional Permitted Debt within such next succeeding three month period, the pro rata share of the next following payment of interest due on Additional Permitted Debt which corresponds to such three month period;

           (ii) amounts deposited in the Principal Account of the Debt Service Fund shall be equal to or greater than the sum of (A) the aggregate principal and premium, if any, payments due on all of the Bonds and Additional Permitted Debt within the next succeeding three month period and (B) if no payment is due with respect to principal and premium, if any, on Additional Permitted Debt within such next succeeding three month period, the pro rata share of the next following payment of principal and premium, if any, due on Additional Permitted Debt which corresponds to such three month period;"

     Section 1.2    Amendment of Section 12.2.

     Clause (d) of Section 12.2 of the Indenture is hereby deleted in its entirety and the following is substituted therefor:

          (d)   modify  any  of  the  provisions   of
          Section  8.7  or of this Section  12.2  or,
          except  as  provided in  Section  12.1  and
          except  for any change in any provision  of
          any Collateral Document intended to conform
          such  provision  to  any  provision  of   a
          supplemental    indenture   consented    to
          pursuant to this Section 12.2, of any Collateral Documents.


                          ARTICLE II

                         MISCELLANEOUS

     Section 2.1    Execution of Supplemental Indenture.

     This Second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Second Supplemental
Indenture forms a part thereof.

     Section 2.2    Concerning the Trustee.

     The Trustee accepts the amendment of the Indenture effected by this Second Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Company and the Partnership, and makes no representations as to the validity or sufficiency of this Second Supplemental Indenture and shall incur no liability or responsibility in respect of the validity thereof.

     Section 2.3    Counterparts.

     This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 2.4    Governing Law.

     THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED  BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK  APPLICABLE  TO  AGREEMENTS  MADE  AND  TO  BE  PERFORMED
ENTIRELY WITHIN THE STATE OF NEW YORK.

     Section 2.5    Definitions.

     Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     IN  WITNESS WHEREOF, the parties have caused this  Second
Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                       PANDA-ROSEMARY FUNDING CORPORATION


                       By:
                           Name:
                           Title:



                       PANDA-ROSEMARY, L.P.

                       By: Panda-Rosemary Corporation, as
                            its General Partner


                       By:
                           Name:
                           Title:



                       FLEET NATIONAL BANK, as Trustee


                       By:
                           Name:
                           Title: